UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2005

FIFTH THIRD BANCORP

(Exact name of registrant as specified in its charter)

OHIO

(State or other jurisdiction of incorporation)

0-8076	31-0854434
(Commission File Number)	(IRS Employer Identification No.)

Fifth Third Center
38 Fountain Square Plaza, Cincinnati, Ohio	45263
(Address of principal executive offices)	(Zip Code)

(513) 534-5300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On October 19, 2005, Fifth Third amended the Old Kent Executive Thrift Plan. The changes in the plan were mostly designed to comply with the enactment of new Internal Revenue Code Section 409A.

As permitted by the new legislation, the amendment provides participants a one-time election to either take a complete taxable payout in 2005, or, in the alternative, to have their benefit deferred and administered under The Fifth Third Bancorp Nonqualified Deferred Compensation Plan, as amended and restated.

This description of the amended plan is qualified in its entirety by reference to the amendment itself, a copy of which is filed herewith as Exhibit 10.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 10.1 – 2005-1 Amendment to Old Kent Executive Thrift Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIFTH THIRD BANCORP
(Registrant)

October 25, 2005	/s/ Paul L. Reynolds
Paul L. Reynolds
Executive Vice President, Secretary
and General Counsel